UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2016

TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On December 6, 2016, TG Therapeutics, Inc. issued press releases announcing presented data from three combination studies involving the Company’s lead compounds, TGR-1202 and TG-1101 (ublituximab) in combination with other compounds, at the 58th American Society of Hematology (ASH) Annual Meeting, being held in San Diego, CA. A copy of the press release is being filed as Exhibit 99.1 and incorporated in this Item by reference. In addition, on December 6, 2016 the Company also issued a press releasing announcing that the target enrollment for the GENUINE Phase 3 study has been met and enrollment will be closed shortly. A copy of the press release is being filed as Exhibit 99.2 and incorporated in this Item by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1  Press Release, dated December 6, 2016.

99.2  Press Release, dated December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: December 6, 2016
By: /s/ Sean A. Power
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1.	Press Release, dated December 6, 2016.

99.2	Press Release, dated December 6, 2016.